UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 18, 2017
Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)
Maine
(State or Other Jurisdiction of Incorporation)
001-13349	01-0393663
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of Principal Executive Offices)	(Zip Code)
(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Bar Harbor Bankshares (NYSE MKT: BHB) (the “Company”) issued a press release on April 19, 2017 announcing that the Company’s Board of Directors declared at its meeting held on April 18, 2017, a second quarter cash dividend. The dividend will be payable to all shareholders of record as of the close of business May 15, 2017 and will be paid on June 15, 2017. A copy of the Company’s press release is filed as an exhibit.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits

Exhibit Number	Description
99.1	Copy of the Company’s press release, dated April 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES

Date: April 19, 2017	By:	/s/ Josephine Iannelli
Josephine Iannelli
EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Copy of the Company’s press release, dated April 19, 2017.